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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                                 AMENDMENT NO. 1

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   March 29, 1996
                                                 -------------------------------


                             THE TRANZONIC COMPANIES
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Ohio                              1-5774                       34-0664235
- -------------------      ------------------------        -----------------------
(State or other          (Commission File Number)           (I.R.S. Employer
jurisdiction of                                              Identification
incorporation)                                                   Number)




30195 Chagrin Boulevard, Pepper Pike, Ohio                            44124
- -------------------------------------------                       --------------
(Address of principal executive offices)                            (ZIP Code)



Registrant's telephone number, including area code:  (216)831-5757
                                                   -----------------------------



                                  N/A
- --------------------------------------------------------------------------------
(Former name or former address if changed from last report)

               The undersigned hereby amends and restates in its entirety Item 7(b) and (c) of the undersigned's Current Report on Form 8-K dated March 29, 1996 as follows:

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
- -------   ---------------------------------------------------------
          EXHIBITS
          --------

(b)  Pro Forma Financial Information Unaudited
     -----------------------------------------

     The following  financial  statements  are filed  herewith as a part of this
     Report:

     1.   The  Tranzonic   Companies  Unaudited  Pro  Forma Condensed
          Consolidated  Statement  of Earnings  for the year ended
          February 29, 1996.

     2.   The Tranzonic Companies Unaudited Pro Forma Condensed
          Consolidated Balance Sheet dated February 29, 1996.

(c)  Exhibits
     --------

     10.1 Asset Purchase Agreement by and among Whitney Corr-Pak International, Inc., The Tranzonic Companies, Design Trend, Inc. and Ever-Ready Appliance Mfg. Co. dated February 29, 1996.

     27   Financial Data Schedule(1)



- ---------------
(1)  Filed only in electronic format pursuant to Item 601(b)(27) of Regulation
     S-K.


                                      -1-


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                             THE TRANZONIC COMPANIES

                         Pro Forma Financial Information

                                    Unaudited



On February 29, 1996, The Tranzonic Companies (Registrant) signed a definitive agreement to sell substantially all of the assets of Design Trend, Inc. and Ever-Ready Appliance Mfg. Co. The sale was completed on March 29, 1996.

The following unaudited financial statements set forth the pro forma condensed results of operations as if the sale had taken place as of the beginning of the fiscal year, March 1, 1995, and the pro forma condensed balance sheet as if the sale was completed as of the Registrant's fiscal year ended February 29, 1996.



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                             THE TRANZONIC COMPANIES

            Unaudited Pro Forma Consolidated Condensed Balance Sheet

                                February 29, 1996



                                                                                                          Pro Forma
                                               Consolidated        Divested          Pro Forma          Consolidated
               Assets                             Entity           Business         Adjustments            Entity
               ------                          -----------       ------------     ---------------       -----------
Current assets
  Cash                                        $  6,610,933              -            2,952,702 (1)        9,563,635
  Receivables, net                              18,546,237          4,793,777            -               13,752,460
  Inventories                                   21,153,855          5,815,190            -               15,338,665
  Other current assets                           3,482,130            458,789            -                3,023,341
                                                ----------         ----------        ---------           ----------
     Total current assets                       49,793,155         11,067,756        2,952,702           41,678,101

Property, plant and equipment                   19,690,484            314,276            -               19,376,208
Other noncurrent assets                          7,789,144            143,352            -                7,645,792
                                                ----------         ----------        ---------           ----------
                                              $ 77,272,783         11,525,384        2,952,702           68,700,101
                                                ==========         ==========        =========           ==========
  Liabilities and Shareholders' Equity
  ------------------------------------
Current liabilities
  Trade accounts payable                      $  9,008,935            671,490         -                   8,337,445
  Other current liabilities                      8,013,105            382,864         (518,328) (2)       7,111,913
                                                ----------         ----------        ---------           ----------
     Total current liabilities                  17,022,040          1,054,354         (518,328)          15,449,358

Long-term debt                                   7,000,000              -           (7,000,000) (1)           -

Other noncurrent liabilities                     4,096,627              -                -                4,096,627

Shareholders' equity
  Common shares                                    998,885              -                -                  998,885
  Additional paid-in capital                     5,780,774              -                -                5,780,774
  Retained earnings                             46,471,200              -                -               46,471,200
                                                ----------         ----------        ---------           ----------
                                                53,250,859              -                -               53,250,859
  Less cost of common shares in
    treasury                                     4,096,743              -                -                4,096,743
                                                ----------         ----------        ---------           ----------
     Total shareholders' equity                 49,154,116              -                -               49,154,116
                                                ----------         ----------        ---------           ----------
                                              $ 77,272,783          1,054,354       (7,518,328)          68,700,101
                                                ==========        ===========        =========           ==========

- -----------------

(1) Reflects proceeds received of $10,471,030 less the payoff of $7,000,000 in long-term debt less $518,378 as explained in note (2).

(2) Reflects the change in expected proceeds as a result of change in working capital between fiscal year ended February 29, 1996 and the Closing Date of March 29, 1996.


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


                             THE TRANZONIC COMPANIES

        Unaudited Pro Forma Consolidated Condensed Statement of Earnings

                      For the year ended February 29, 1996



                                                                                                        Pro Forma
                                              Consolidated          Divested        Pro Forma          Consolidated
                                                 Entity             Business       Adjustments            Entity
                                              ------------          --------       -----------         ------------
Sales                                        $  161,325,794        24,110,273            -              137,215,521

Cost and expenses
  Cost of goods sold                            113,242,410        19,070,739            -               94,171,671
  Selling, general and administrative
    expenses                                     40,093,786         4,229,502         28,544 (1)         35,892,828
                                                -----------        ----------        -------            -----------
                                                153,336,196        23,300,241         28,544            130,064,499
                                                -----------        ----------        -------            -----------
     Operating earnings                           7,989,598           810,032        (28,544)             7,151,022

Interest income                                      91,386             -             82,345 (2)            173,731
Interest expense                                   (685,642)            -            674,201 (3)            (11,441)
                                                -----------        ----------        -------            -----------
     Earnings before income taxes                 7,395,342           810,032        728,002              7,313,312
Income taxes                                      2,569,000           400,000        276,600              2,445,600
                                                -----------        ----------        -------            -----------
     Net earnings                            $    4,826,342           410,032        451,402              4,867,712
                                                ===========        ==========        =======            ===========
Net earnings per common and
  common equivalent share                          $   1.37                                                    1.38
                                                       ====                                                    ====
Average Class A and Class B
  common and common equivalent
  shares outstanding                                                                                      3,525,457
                                                                                                          =========

- -----------------

(1)  Represents additional commitment fees on change in outstanding debt.

(2)  Represents additional interest income on proceeds invested.

(3) Represents impact on liquidation of outstanding debt at beginning of period presented.


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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  May 16, 1996                               THE TRANZONIC COMPANIES


                                                  By: /s/ Robert S. Reitman
                                                     ----------------------
                                                  Name:   Robert S. Reitman
                                                   Title:  President




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